UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 22, 2025

Star Equity Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave, Suite 101

Old Greenwich, CT 06870

(Address of principal executive offices, including zip code)

(203) 489-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market
Series C Participating Preferred Stock, par value $0.0001 per share Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of an Acquisition or Disposition of Assets.

On August 22, 2025, Hudson Global, Inc. (“Hudson”), completed its previously announced acquisition of Star Equity Holdings, Inc. (“Star”), pursuant to the Agreement and Plan of Merger, dated as of May 21, 2025 (the “Merger Agreement”), by and among Hudson, Star and HSON Merger Sub, Inc., a wholly owned subsidiary of Hudson (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, on August 22, 2025, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into Star, with Star continuing as the surviving corporation of the Merger under the name “Star Operating Companies, Inc.” as a wholly owned subsidiary of Hudson. Capitalized terms used herein but not defined have the meanings set forth in the Merger Agreement.

Pursuant to the terms of the Merger Agreement, at the Effective Time, (i) each share of common stock of Star issued and outstanding immediately prior to the Effective Time (other than certain shares as set forth in the Merger Agreement) were automatically converted into the right to receive 0.23 shares of Hudson common stock and (ii) each share of preferred stock of Star issued and outstanding immediately prior to the Effective Time (other than certain shares set forth in the Merger Agreement) were automatically converted into the right to receive one (1) share of Hudson Series A preferred stock. As a result of the Merger, former Star common stockholders will receive approximately 744,291 shares of Hudson common stock for their Star common shares and former Star stockholders will receive approximately 2,690,637 shares of Hudson Series A preferred stock. No fractional shares of Hudson common stock were issued in the Merger, and Star stockholders became entitled to receive cash in lieu of fractional shares in accordance with the Merger Agreement

In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, each award of Star restricted stock units (“RSUs”) outstanding immediately prior to the Effective Time was converted into Hudson RSUs issued under the Hudson Global, Inc. 2009 Incentive Stock and Awards Plan, as amended (the “Plan”), in accordance with the Merger Agreement.

As disclosed in greater detail in the joint proxy statement/prospectus filed with the SEC on July 23, 2025 (the “Joint Proxy Statement/Prospectus”) and distributed to the stockholders of both Hudson and Star, Jeffrey Eberwein, Hudson’s Chief Executive Officer and the holder of approximately 10% of Hudson’s common stock, is also a director and substantial stockholder of Star.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 22, 2025, Star notified Nasdaq that the Merger had been completed and requested that Nasdaq (i) suspend trading of Star’s Common Stock and Preferred Stock on Nasdaq effective as of the open of business on August 22, 2025, (ii) withdraw Star’s Common Stock and Preferred Stock from listing on the Nasdaq Global Market and (iii) file with the Securities and Exchange Commission (the “SEC”) a notification of delisting and deregistration of Star’s Common Stock and Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, Star intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of Star’s Common Stock and Preferred Stock and the suspension of Star’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this Report is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, stockholders of Star immediately prior to the completion of the Merger ceased to have any rights as stockholders of Star other than the right to receive the Merger Consideration in accordance with the Merger Agreement, and any previously authorized yet unpaid dividends.

The information set forth in Item 2.01 and Item 3.01 of this Report is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 and Item 3.01 of this Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2025, effective upon the Effective Time, Star’s directors and officers offered their resignations for serving in such capacities, at the request of Hudson and not because of any disagreement with Star regarding any matter related to Star’s operations, policies or practices.

Item 7.01.	Regulation FD Disclosure.

On August 22, 2025, Hudson and Star issued a joint press release announcing the closing of the Merger. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title

2.1	Agreement and Plan of Merger, dated May 21, 2025 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on May 22, 2025).

99.1	Joint Press Release, issued on August 22, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Star agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2025	STAR EQUITY HOLDINGS, INC.

	By:	/s/ Richard K. Coleman, Jr.
Richard K. Coleman, Jr.
Chief Executive Officer